Description of Business and Summary of Significant Accounting Policies (Policies)	12 Months Ended
May 31, 2014
Description of Business and Summary of Significant Accounting Policies [Abstract]
Description of Business

DESCRIPTION OF BUSINESS. FedEx Corporation (“FedEx”) provides a broad portfolio of transportation, e-commerce and business services through companies competing collectively, operating independently and managed collaboratively, under the respected FedEx brand. Our primary operating companies are Federal Express Corporation (“FedEx Express”), the world's largest express transportation company; FedEx Ground Package System, Inc. (“FedEx Ground”), a leading North American provider of small-package ground delivery services; and FedEx Freight, Inc. (“FedEx Freight”), a leading U.S. provider of less-than-truckload (“LTL”) freight services. These companies represent our major service lines and, along with FedEx Corporate Services, Inc. (“FedEx Services”), form the core of our reportable segments. Our FedEx Services segment provides sales, marketing, information technology, communications and certain back-office support to our transportation segments. In addition, the FedEx Services segment provides customers with retail access to FedEx Express and FedEx Ground shipping services through FedEx Office and Print Services, Inc. (“FedEx Office”) and provides customer service, technical support and billing and collection services through FedEx TechConnect, Inc. (“FedEx TechConnect”).

Fiscal Years	FISCAL YEARS. Except as otherwise specified, references to years indicate our fiscal year ended May 31, 2014 or ended May 31 of the year referenced.
Principles of Consolidation

PRINCIPLES OF CONSOLIDATION. The consolidated financial statements include the accounts of FedEx and its subsidiaries, substantially all of which are wholly owned. All significant intercompany accounts and transactions have been eliminated in consolidation. We are not the primary beneficiary of, nor do we have a controlling financial interest in, any variable interest entity. Accordingly, we have not consolidated any variable interest entity.

Revenue Recognition

REVENUE RECOGNITION. We recognize revenue upon delivery of shipments for our transportation businesses and upon completion of services for our business services, logistics and trade services businesses. Transportation services are provided with the use of employees and independent contractors. FedEx is the principal to the transaction for most of these services and revenue from these transactions is recognized on a gross basis. Costs associated with independent contractor settlements are recognized as incurred and included in the caption “Purchased transportation” in the accompanying consolidated statements of income. For shipments in transit, revenue is recorded based on the percentage of service completed at the balance sheet date. Estimates for future billing adjustments to revenue and accounts receivable are recognized at the time of shipment for money-back service guarantees and billing corrections. Delivery costs are accrued as incurred.

Our contract logistics, global trade services and certain transportation businesses, such as FedEx SmartPost, engage in some transactions wherein they act as agents. Revenue from these transactions is recorded on a net basis. Net revenue includes billings to customers less third-party charges, including transportation or handling costs, fees, commissions and taxes and duties.

Certain of our revenue-producing transactions are subject to taxes, such as sales tax, assessed by governmental authorities. We present these revenues net of tax.

Credit Risk

CREDIT RISK. We routinely grant credit to many of our customers for transportation and business services without collateral. The risk of credit loss in our trade receivables is substantially mitigated by our credit evaluation process, short collection terms and sales to a large number of customers, as well as the low revenue per transaction for most of our services. Allowances for potential credit losses are determined based on historical experience and the impact of current economic factors on the composition of accounts receivable. Historically, credit losses have been within management's expectations.

Advertising

ADVERTISING. Advertising and promotion costs are expensed as incurred and are classified in other operating expenses. Advertising and promotion expenses were $407 million in 2014, $424 million in 2013 and $421 million in 2012.

Cash Equivalents

CASH EQUIVALENTS. Cash in excess of current operating requirements is invested in short-term, interest-bearing instruments with maturities of three months or less at the date of purchase and is stated at cost, which approximates market value.

Spare Parts, Supplies And Fuel

SPARE PARTS, SUPPLIES AND FUEL. Spare parts (principally aircraft-related) are reported at weighted-average cost. Allowances for obsolescence are provided for spare parts expected to be on hand at the date the aircraft are retired from service. These allowances are provided over the estimated useful life of the related aircraft and engines. Additionally, allowances for obsolescence are provided for spare parts currently identified as excess or obsolete. These allowances are based on management estimates, which are subject to change, although historically changes in these estimates have been minimal. The majority of our supplies and our fuel are reported at weighted average cost.

Property And Equipment

PROPERTY AND EQUIPMENT. Expenditures for major additions, improvements and flight equipment modifications are capitalized when such costs are determined to extend the useful life of the asset or are part of the cost of acquiring the asset. Expenditures for equipment overhaul costs of engines or airframes prior to their operational use are capitalized as part of the cost of such assets as they are costs required to ready the asset for its intended use. Maintenance and repairs costs are charged to expense as incurred, except for certain aircraft engine maintenance costs incurred under third-party service agreements. These agreements, which became effective June 1, 2014, will result in costs being expensed based on cycles or hours flown and are subject to annual escalation. These service contracts transfer risk to third party service providers and generally fix the amount we pay for maintenance to the service provider as a rate per cycle or flight hour, in exchange for maintenance and repairs under a predefined maintenance program. We capitalize certain direct internal and external costs associated with the development of internal-use software. Gains and losses on sales of property used in operations are classified within operating expenses.

For financial reporting purposes, we record depreciation and amortization of property and equipment on a straight-line basis over the asset's service life or related lease term, if shorter. For income tax purposes, depreciation is computed using accelerated methods when applicable. The depreciable lives and net book value of our property and equipment are as follows (dollars in millions):

		Net Book Value at May 31,
	Range	2014	2013
Wide-body aircraft and related equipment	15 to 30 years	$7,223	$7,191
Narrow-body and feeder aircraft and related equipment	5 to 18 years	2,639	2,284
Package handling and ground support equipment	3 to 30 years	2,676	2,311
Vehicles	3 to 15 years	1,963	1,748
Computer and electronic equipment	2 to 10 years	940	993
Facilities and other	2 to 40 years	4,109	3,957

Substantially all property and equipment have no material residual values.  The majority of aircraft costs are depreciated on a straight-line basis over 15 to 30 years. We periodically evaluate the estimated service lives and residual values used to depreciate our property and equipment.  This evaluation may result in changes in the estimated lives and residual values as it did in 2013 and 2012 with certain aircraft.  In May 2013, FedEx Express made the decision to accelerate the retirement of 76 aircraft and related engines to aid in our fleet modernization and improve our global network. In May 2012, we shortened the depreciable lives for 54 aircraft and related engines to accelerate the retirement of these aircraft, resulting in a depreciation expense increase of $69 million in 2013. As a result of these accelerated retirements, we incurred an additional $74 million in year-over-year depreciation expense in 2014.

Depreciation expense, excluding gains and losses on sales of property and equipment used in operations, was $2.6 billion in 2014, $2.3 billion in 2013 and $2.1 billion in 2012.  Depreciation and amortization expense includes amortization of assets under capital lease.

Capitalized Interest

CAPITALIZED INTEREST. Interest on funds used to finance the acquisition and modification of aircraft, including purchase deposits, construction of certain facilities, and development of certain software up to the date the asset is ready for its intended use is capitalized and included in the cost of the asset if the asset is actively under construction. Capitalized interest was $29 million in 2014, $45 million in 2013 and $85 million in 2012.

Impairment of Long-Lived Assets

IMPAIRMENT OF LONG-LIVED ASSETS. Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable. For assets that are to be held and used, an impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

We operate integrated transportation networks, and accordingly, cash flows for most of our operating assets are assessed at a network level, not at an individual asset level, for our analysis of impairment.

In the normal management of our aircraft fleet, we routinely idle aircraft and engines temporarily due to maintenance cycles and adjustments of our network capacity to match seasonality and overall customer demand levels. Temporarily idled assets are classified as available-for-use, and we continue to record depreciation expense associated with these assets. These temporarily idled assets are assessed for impairment on a quarterly basis. The criteria for determining whether an asset has been permanently removed from service (and, as a result, impaired) include, but are not limited to, our global economic outlook and the impact of our outlook on our current and projected volume levels, including capacity needs during our peak shipping seasons; the introduction of new fleet types or decisions to permanently retire an aircraft fleet from operations; or changes to planned service expansion activities. At May 31, 2014, we had 10 aircraft temporarily idled, one of which was fully depreciated. These aircraft have been idled for an average of three months and are expected to return to revenue service.

In 2013, we retired from service two Airbus A310-200 aircraft and four related engines, three Airbus A310-300 aircraft and two related engines and five Boeing MD10-10 aircraft and 15 related engines. As a consequence of this decision, a noncash impairment charge of $100 million ($63 million, net of tax, or $0.20 per diluted share) was recorded in 2013. All of these aircraft were temporarily idled and not in revenue service.

In 2012, we retired from service 18 Airbus A310-200 aircraft and 26 related engines, as well as six Boeing MD10-10 aircraft and 17 related engines. As a consequence of this decision, a noncash impairment charge of $134 million ($84 million, net of tax, or $0.26 per diluted share) was recorded in 2012.

Goodwill

GOODWILL. Goodwill is recognized for the excess of the purchase price over the fair value of tangible and identifiable intangible net assets of businesses acquired. Several factors give rise to goodwill in our acquisitions, such as the expected benefit from synergies of the combination and the existing workforce of the acquired business. Goodwill is reviewed at least annually for impairment. In our evaluation of goodwill impairment, we perform a qualitative assessment to determine if it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If the qualitative assessment is not conclusive, we proceed to a two-step process to test goodwill for impairment including comparing the fair value of the reporting unit to its carrying value (including attributable goodwill). Fair value for our reporting units is determined using an income or market approach incorporating market participant considerations and management's assumptions on revenue growth rates, operating margins, discount rates and expected capital expenditures. Fair value determinations may include both internal and third-party valuations. Unless circumstances otherwise dictate, we perform our annual impairment testing in the fourth quarter.

Pension and Postretirement Healthcare Plans

PENSION AND POSTRETIREMENT HEALTHCARE PLANS. Our defined benefit plans are measured using actuarial techniques that reflect management's assumptions for discount rate, expected long-term investment returns on plan assets, salary increases, expected retirement, mortality, employee turnover and future increases in healthcare costs. We determine the discount rate (which is required to be the rate at which the projected benefit obligation could be effectively settled as of the measurement date) with the assistance of actuaries, who calculate the yield on a theoretical portfolio of high-grade corporate bonds (rated Aa or better) with cash flows that are designed to match our expected benefit payments in future years. A calculated-value method is employed for purposes of determining the asset values for our tax-qualified U.S. domestic pension plans (“U.S. Pension Plans”). Our expected rate of return is a judgmental matter which is reviewed on an annual basis and revised as appropriate.

The accounting guidance related to employers' accounting for defined benefit pension and other postretirement plans requires recognition in the balance sheet of the funded status of defined benefit pension and other postretirement benefit plans, and the recognition in other comprehensive income (“OCI”) of unrecognized gains or losses and prior service costs or credits.

We recorded a decrease to equity through OCI of $11 million (net of tax) at our May 31, 2014 measurement date. We recorded an increase to equity through OCI of $861 million (net of tax)

Income Taxes

INCOME TAXES. Deferred income taxes are provided for the tax effect of temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements. The liability method is used to account for income taxes, which requires deferred taxes to be recorded at the statutory rate expected to be in effect when the taxes are paid.

We recognize liabilities for uncertain income tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step requires us to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as we must determine the probability of various possible outcomes. We reevaluate these uncertain tax positions on a quarterly basis or when new information becomes available to management. These reevaluations are based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, successfully settled issues under audit and new audit activity. Such a change in recognition or measurement could result in the recognition of a tax benefit or an increase to the related provision.

We classify interest related to income tax liabilities as interest expense and, if applicable, penalties are recognized as a component of income tax expense. The income tax liabilities and accrued interest and penalties that are due within one year of the balance sheet date are presented as current liabilities. The noncurrent portion of our income tax liabilities and accrued interest and penalties are recorded in the caption “Other liabilities” in the accompanying consolidated balance sheets.

Self-Insurance Accruals

SELF-INSURANCE ACCRUALS. We are self-insured for costs associated with workers' compensation claims, vehicle accidents and general business liabilities, and benefits paid under employee healthcare and long-term disability programs. Accruals are primarily based on the actuarially estimated cost of claims, which includes incurred-but-not-reported claims. Current workers' compensation claims, vehicle and general liability, employee healthcare claims and long-term disability are included in accrued expenses. We self-insure up to certain limits that vary by operating company and type of risk. Periodically, we evaluate the level of insurance coverage and adjust insurance levels based on risk tolerance and premium expense.

Leases

LEASES. We lease certain aircraft, facilities, equipment and vehicles under capital and operating leases. The commencement date of all leases is the earlier of the date we become legally obligated to make rent payments or the date we may exercise control over the use of the property. In addition to minimum rental payments, certain leases provide for contingent rentals based on equipment usage, principally related to aircraft leases at FedEx Express and copier usage at FedEx Office. Rent expense associated with contingent rentals is recorded as incurred. Certain of our leases contain fluctuating or escalating payments and rent holiday periods. The related rent expense is recorded on a straight-line basis over the lease term. The cumulative excess of rent payments over rent expense is accounted for as a deferred lease asset and recorded in “Other assets” in the accompanying consolidated balance sheets. The cumulative excess of rent expense over rent payments is accounted for as a deferred lease obligation. Leasehold improvements associated with assets utilized under capital or operating leases are amortized over the shorter of the asset's useful life or the lease term.

Deferred Gains

DEFERRED GAINS. Gains on the sale and leaseback of aircraft and other property and equipment are deferred and amortized ratably over the life of the lease as a reduction of rent expense. Substantially all of these deferred gains are related to aircraft transactions.

Foreign Currency Translation

FOREIGN CURRENCY TRANSLATION. Translation gains and losses of foreign operations that use local currencies as the functional currency are accumulated and reported, net of applicable deferred income taxes, as a component of accumulated other comprehensive income within common stockholders' investment. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the local currency are included in the caption “Other, net” in the accompanying consolidated statements of income and were immaterial for each period presented.

Employees Under Collective Bargaining Arrangements

EMPLOYEES UNDER COLLECTIVE BARGAINING ARRANGEMENTS. The pilots of FedEx Express, which represent a small number of FedEx Express's total employees, are employed under a collective bargaining agreement. The contract became amendable in March 2013, and the parties are currently in negotiations. In addition to our pilots at FedEx Express, certain non-U.S. employees are unionized.

Stock-Based Compensation

STOCK-BASED COMPENSATION. We recognize compensation expense for stock-based awards under the provisions of the accounting guidance related to share-based payments. This guidance requires recognition of compensation expense for stock-based awards using a fair value method. We issue new shares or repurchase shares on the open market to cover employee share option exercises and restricted stock grants.

Treasury Shares

TREASURY SHARES. In October 2013, our Board of Directors authorized a new share repurchase program of up to 32 million shares of common stock. These shares augmented the 10.2 million shares remaining on our previous share repurchase authorizations at May 31, 2013. Shares may be purchased from time to time in the open market or in privately negotiated transactions. Repurchases are made at the company's discretion, based on ongoing assessments of the capital needs of the business, the market price of its common stock and general market conditions. No time limit was set for the completion of the repurchase program, and the program may be suspended or discontinued at any time.

In January 2014, we entered into accelerated share repurchase (“ASR”) agreements with two banks to repurchase an aggregate of $2.0 billion of our common stock. During the third quarter of 2014, 11.4 million shares were initially delivered to us based on then-current market prices. During the fourth quarter of 2014, the ASR transactions were completed and we received 3.4 million additional shares. The final number of shares delivered upon settlement of each ASR agreement was determined based on a discount to the volume-weighted average price of our stock during the term of the respective transaction. In total, 14.8 million shares were delivered under the ASR agreements. The repurchased shares were accounted for as a reduction to common stockholders' investment in the accompanying consolidated balance sheet and resulted in a reduction of the outstanding shares used to calculate the weighted-average common shares outstanding for basic and diluted earnings per share.

During 2014, including the ASR transactions, we repurchased 36.8 million shares of FedEx common stock at an average price of $131.83 per share for a total of $4.9 billion. As of May 31, 2014, 5.3 million shares remained under our share repurchase authorizations.

Dividends Declared per Common Share

DIVIDENDS DECLARED PER COMMON SHARE. On June 9, 2014, our Board of Directors declared a quarterly dividend of $0.20 per share of common stock, an increase of $0.05 per common share from the prior quarter's dividend. The dividend was paid on July 3, 2014 to stockholders of record as of the close of business on June 19, 2014. Each quarterly dividend payment is subject to review and approval by our Board of Directors, and we evaluate our dividend payment amount on an annual basis at the end of each fiscal year.

Business Realignment Costs

BUSINESS REALIGNMENT COSTS. During 2013, we announced profit improvement programs primarily through initiatives at FedEx Express and FedEx Services and completed a program to offer voluntary cash buyouts to eligible U.S.-based employees in certain staff functions. As a result of this program, approximately 3,600 employees had left the company by the end of 2014. Costs of the benefits provided under the voluntary employee severance program were recognized as special termination benefits in the period that eligible employees accepted their offers. Payments under this program were made at the time of departure and totaled approximately $300 million in 2014 and $180 million in 2013.

The voluntary buyout program included voluntary severance payments and funding to healthcare reimbursement accounts, with the voluntary severance calculated based on four weeks of gross base salary for every year of FedEx service up to a maximum payment of two years of pay. Of the total population leaving the company, approximately 40% of the employees vacated positions on May 31, 2013. An additional 35% departed throughout 2014 and approximately 25% of this population remained until May 31, 2014.

We incurred costs of $560 million ($353 million, net of tax, or $1.11 per diluted share) during 2013 associated with our business realignment activities. These costs related primarily to severance for employees who accepted voluntary buyouts in the third and fourth quarters of 2013. The cost of the buyout program is included in the caption “Business realignment, impairment and other charges” in our consolidated statements of income. Also included in that caption are other external costs directly attributable to our business realignment activities, such as professional fees.

Use Of Estimates

USE OF ESTIMATES. The preparation of our consolidated financial statements requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of revenues and expenses and the disclosure of contingent liabilities. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Areas where the nature of the estimate makes it reasonably possible that actual results could materially differ from amounts estimated include: self-insurance accruals; retirement plan obligations; long-term incentive accruals; tax liabilities; loss contingencies; litigation claims; and impairment assessments on long-lived assets (including goodwill).